UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2004

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Digital Lightwave, Inc. Announces Listing Transfer to Nasdaq SmallCap Market

On August 4, 2004, Digital Lightwave, Inc. (the “Company”) received notice from The Nasdaq Stock Market that the market capitalization of its securities was less than $50 million and that, pursuant to Marketplace Rule 4450(b)(1)(A), which in part requires the market capitalization of the Company’s securities to exceed $50 million, the Company’s securities may be subject to delisting from the Nasdaq Market if the market capitalization of the Company’s securities did not exceed $50 million for a minimum of 10 consecutive days within a 30 day period. As of September 2, 2004, the market capitalization of the Company’s securities had not exceeded $50 million, and, accordingly, the Company anticipates that it will receive a notice of delisting from The Nasdaq Stock Market within a few days.

On September 2, 2004, the board of directors of the Company approved the transfer of the listing of the Company’s securities to the Nasdaq SmallCap Market from the Nasdaq National Market. On September 3, 2004, the Company filed an application with The Nasdaq Stock Market to transfer the listing of the Company’s securities to the Nasdaq SmallCap Market.

On September 3, 2004, the Company issued a press release announcing that the board of directors of the Company had approved the securities listing transfer and that it had filed the application with The Nasdaq Stock Market.

The press release is attached to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such document.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit.

99.1	Press Release dated September 3, 2004, announcing that the board of directors of Digital Lightwave, Inc. had approved the transfer of the listing of the Company’s securities to the Nasdaq SmallCap Market from the Nasdaq National Market, and that the Company had filed the required application to transfer the listing of its securities with The Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: September 3, 2004	By:	/s/ JAMES R. GREEN
James R. Green Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated September 3, 2004, announcing that the board of directors of Digital Lightwave, Inc. had approved the transfer of the listing of the Company’s securities to the Nasdaq SmallCap Market from the Nasdaq National Market, and that the Company had filed the required application to transfer the listing of its securities with The Nasdaq Stock Market.